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          STOCKHOLDERS AGREEMENT dated as of December 3, 1997 (this
"Agreement") among Guest Supply, Inc., a New Jersey corporation (the "Corporation"), Barry Igdaloff (the "13D Stockholder") and the other stockholders of the Corporation signing this Agreement (together with the 13D Stockholder, the "Stockholders").


     W I T N E S E T H:


          WHEREAS, each of the Stockholders is the beneficial owner of the number of shares of common stock, without par value ("Common Stock"), of the Corporation set forth opposite such Stockholder's name on the signature page hereto; and

          WHEREAS, the 13D Stockholder is a member of a group which has filed a statement in respect of its holdings of the Corporation's equity securities on Schedule 13D under the Securities Exchange Act of 1934 (the "Exchange Act").

          NOW, THEREFORE, in consideration of the mutual benefits to be derived and the conditions and promises herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Voting Agreement. Each of the Stockholders, for the benefit of the Corporation and as an inducement to the Corporation to enter into this Agreement, agrees to vote or cause to be voted all of the shares of Common Stock which such person has the right to vote and of which such person has the right to direct the vote (a) in favor of persons nominated as directors by a majority of the current directors of the Corporation (the "Continuing Director Nominees") (i) for election at the 1998 annual meeting (the "1998 Meeting") of the Corporation's stockholders and (ii) unless the 13D Stockholder shall have notified the Corporation and the Stockholders in writing within five days after the public release of the Corporation's financial results for fiscal 1998 that, based upon the 13D Stockholder's participation in meetings of the Board of Directors of the Corporation, the 13D Stockholder has concluded that the Corporation's management is not effectively addressing the business issues facing the Corporation (any such notice, a "Dissent Notice"), for election at the 1999 annual meeting (the "1999 Meeting") of the Corporation's stockholders and (b) against any and all stockholder proposals relating to the Corporation made at the 1998 Meeting which are opposed by a majority of the

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current members of the Board of Directors of the Corporation (each, a
"Stockholder Proposal").

     2. Directors. (a) Provided that (i) none of the Stockholders shall have breached any agreement hereunder, (ii) both Continuing Director Nominees are elected as directors of the Corporation at the 1998 Meeting and (iii) no Stockholder Proposal is approved by the stockholders of the Corporation at the 1998 Meeting, then the Corporation shall use its best efforts to cause the Board of Directors of the Corporation (1) to increase by one the number of Class B directors of the Corporation, to elect the 13D Stockholder as a Class B director of the Corporation as the first order of business at the meeting of the Board of Directors to be held immediately following the adjournment of the 1998 Meeting and to invite the 13D Stockholder to attend such meeting and (2) to nominate the 13D Stockholder for election as a Class B director of the Corporation at the 1999 Meeting.

          (b) Provided that (i) none of the Stockholders shall have breached any agreement hereunder, (ii) both Continuing Director Nominees are elected as directors of the Corporation at the 1998 Meeting, (iii) no Stockholder Proposal is approved by the stockholders of the Corporation at the 1998 Meeting, (iv) no Dissent Notice shall have been delivered to the Corporation or any Stockholder and (v) after the date hereof there shall not have been any Solicitation (as hereinafter defined) relating to the Corporation, which Solicitation is not publicly endorsed and recommended by a resolution of a majority of the current members of the Board of Directors of the Corporation, then the Corporation shall use its best efforts, prior to the 1999 Meeting, to cause the Board of Directors of the Corporation to nominate an individual (the "13D Director") mutually agreed upon by the 13D Stockholder, the President of the Corporation and a majority of the other members of the Board of Directors of the Corporation for election as a Class A director or a Class B director of the Corporation at the 1999 Meeting.

          (c) In no event shall any of the Stockholders nominate or vote for (by proxy or otherwise) any individual who is not a Continuing Director Nominee for election as a director of the Corporation at a meeting of stockholders of the Corporation (or by written consent) if the election of such individuals as a director of the Corporation, together with the election of all other individuals nominated for election at such meeting (or by written consent), would result in less than a majority of the directors of the Corporation being Continuing Director Nominees.

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          (d)  Attached hereto as Annex A is a form of the agreement of the current directors of the Corporation concerning this Section 2; such form of agreement, executed by at least a majority of the current directors of the Corporation, is being delivered to the 13D Stockholder contemporaneously herewith.

          (e) The terms "Solicitation" and "Solicit" shall mean (i) any solicitation (within the meaning of the Exchange Act) of a proxy (as defined in the Exchange Act), (ii) any request for a proxy, whether or not accompanied, preceded or followed by a proxy or included in a form of proxy, (iii) any request or recommendation to execute or not to execute, or to revoke or not to revoke, a proxy, (iv) the furnishing of a form of proxy or other communication to security holders under circumstances reasonably calculated to result in the procurement, withholding or revocation of a proxy or (v) any public statement, favorable or unfavorable, regarding any proposal, nominee or other matter in any proxy.

          (f) Notwithstanding the foregoing, if the Stockholders shall at any time, in the aggregate, beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) in the aggregate less than 2% of the shares of Common Stock outstanding, then the Stockholders shall have no further rights under this Section 2 and the 13D Stockholder and the 13D Director shall promptly resign as directors of the Corporation if requested to do so by a majority of the current directors of the Corporation.

     3. Additional Representations, Warranties and Agreements of the 13D Stockholder. (a) The 13D Stockholder represents and warrants to the Corporation and its directors that he will take office as a director of the Corporation pursuant to Section 2 with the intention and expectation that he will support the current management of the Corporation.

          (b) The 13D Stockholder hereby withdraws the Stockholder Proposal made by him for inclusion in the Corporation's proxy statement for the 1998 Meeting and shall use his best efforts to cause to be withdrawn any and all other Stockholder Proposals as soon as possible, and in any event at or prior to the 1998 Meeting and, in any case, from and after the date of mailing of the Corporation's proxy statement for the 1998 Meeting he shall actively solicit proxies and votes against all Stockholder Proposals for the 1998 Meeting.

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          (c)  The 13D Stockholder shall use his best efforts to have the holders of at least 1,000,000 shares of Common Stock, in addition to himself, execute and deliver this Agreement prior to December 31, 1997.

          4.   No Solicitation.

     (a) From the date hereof through the earlier of date of the 1999 Meeting and the date a Dissent Notice is received by the Corporation and such Stockholder, no Stockholder and none of the affiliates or associates of such Stockholder shall become, provide information to or assist a Participant (as hereinafter defined) in any Solicitation relating to the Corporation which Solicitation is not publicly endorsed and recommended by a resolution of a majority of the current members of the Board of Directors of the Corporation. The term "Participant" shall mean (i) any committee or group which Solicits proxies, any member of such committee or group, and any person whether or not named as a member who, acting alone or with one or more other persons, directly or indirectly takes the initiative, or engages, in organizing, directing or arranging for the financing of any such committee or group; (ii) any person who finances or joins with another to finance the Solicitation of proxies; (iii) any person who lends money or furnishes credit or enters into any other arrangements, pursuant to any contract or understanding with a Participant, for the purpose of financing or otherwise inducing the purchase, sale, holding or voting of securities of the Corporation by any Participant or other persons, in support of or in opposition to a Participant; and (iv) any person who Solicits proxies. The terms "affiliate" and "associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act, as in effect on the date hereof.

     (b) This Section 4 shall not be deemed to amend or modify in any way that certain Rights Agreement dated as of July 15, 1988, as amended, between the Corporation and the rights agent thereunder.

     5. Public Announcements. Subject to Section 4(a), each of the Stockholders will consult with the Corporation before issuing any press release or making any public statement with respect to this Agreement or any of the transactions contemplated hereby.

     6. Notices. Any notice or other communication under this Agreement shall be in writing and sufficient if delivered personally, by telecopy or sent by registered or certified mail, postage prepaid, addressed as follows:

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          If to the Corporation:

               4301 U.S. Highway One
               Monmouth Junction, New Jersey 08852-0902
               Telephone:  (609) 514-9696
               Telecopy:   (609) 514-7377
               Attention: President

          with a copy to:

               Haythe & Curley
               237 Park Avenue
               New York, New York  10017
               Telephone:  (212) 880-6000
               Telecopy:   (212) 682-0200
               Attention:  Bradley P. Cost, Esq.

          If to any Stockholder:

               To the address as set forth opposite such Stockholder's name on the signature pages hereof.

All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered, upon confirmation of receipt, if sent by telecopy, or five (5) business days after being deposited in the mail, if sent by registered or certified mail. Any party may, upon written notice to the other parties hereto, change the address to which notices or other communications to such party are to be delivered or mailed.

          7. Counterparts. This Agreement may be executed in any number of counterparts (including by telecopy), each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          8. Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof. All of the parties hereto agree that this Agreement may be amended or modified or any provision hereof may be waived by a written agreement between the 13D Stockholder and the Corporation. This Agreement supersedes all prior understandings, negotiations and agreements relating to the subject matter hereof.

          9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to agreements made and to be performed entirely within such State, without regard to any conflict of laws

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principles of such State which would apply the laws of any other jurisdiction.

          10. Jurisdiction; Waiver of Trial by Jury. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN THE CITY OF NEW YORK, NEW YORK, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK, NEW YORK, STATE OR FEDERAL COURT. THE PARTIES AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE PARTIES FURTHER WAIVE TRIAL BY JURY, ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO ANY ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF FORUM NON CONVENIENS. THE PARTIES FURTHER AGREE THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK, NEW YORK.

          11. Severability. If any provision herein contained shall be held to be illegal or unenforceable, such holding shall not affect the validity or enforceability of the other provisions of this Agreement.

          12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns and the Stockholders who have signed this Agreement and their respective successors, assigns, executors, administrators, legal representatives and heirs, as applicable.

          13. Specific Enforcement. Each of the parties hereto hereby consents and agrees that, in the event of a breach or threatened breach by any party of any provision this Agreement, the Corporation, in the case of a breach or threatened breach by any Stockholder, or the 13D Stockholder, in the case of a breach or threatened breach by the Corporation, shall be entitled to an injunction or similar equitable relief restraining the party breaching or threatening a breach from committing or continuing any such breach or threatened breach or granting specific performance of any act required to be performed under this Agreement by the party breaching or threatening a breach, without the necessity of showing any actual damage or that money damages would not afford an adequate remedy and without the necessity of posting any bond or other security.

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Page 17

          14. Construction. The parties hereto agree that this Agreement is the product of negotiations among sophisticated parties, each of whom were represented by counsel, and each of whom had an opportunity to participate in, and did participate in, the drafting of each provision hereof.

          15. Effectiveness. The parties hereto agree that this Agreement shall automatically become effective and be of full force and effect upon the mailing by the Corporation of a Proxy Statement for use at the 1998 Meeting, which Proxy Statement shall be substantially in the form of the Proxy Statement attached hereto as Annex B.


                            *          *          *

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          IN WITNESS WHEREOF, each of the parties hereto has executed this
Stockholders Agreement on the date first above written.


                                   GUEST SUPPLY, INC.


                                             By:___________________________
                                           Name:
                                          Title:




_________  Address: 2480 Colts Neck Road     ______________________________
  Shares            Blacklick, Ohio 43004           Barry Igdaloff
                    Telephone:(614) 939-0166
                    Telecopy: (614) 939-0188


_________  Address:                          _____________________________
  Shares                                     Name:



_________  Address:                          ______________________________
  Shares                                     Name:


_________  Address:                          ______________________________
  Shares                                     Name:



_________  Address:                          ______________________________
  Shares                                     Name:



_________  Address:                          ______________________________
  Shares                                     Name:



_________  Address:                          ______________________________
  Shares                                     Name:



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                       Annex A to Stockholders Agreement


                            As of December 3, 1997

                          FORM OF DIRECTORS' AGREEMENT





          Reference is hereby made to that certain Stockholders Agreement dated as of December 3, 1997 (the "Stockholders Agreement") among Guest Supply, Inc., a New Jersey corporation (the "Corporation"), and the stockholders of the Corporation who are a party thereto (the "Stockholders"). All capitalized terms used herein and not otherwise defined herein shall have the same respective meanings as in the Stockholders Agreement. Provided that each of the conditions set forth in clauses (i), (ii) and (iii) of Section 2(a) of the Stockholders Agreement shall have been satisfied, then each of the undersigned hereby agrees, in his or her capacity as a director of the Corporation, (1) to increase by one the number of Class B directors of the Corporation, to elect Barry Igdaloff as a Class B director of the Corporation as the first order of business at the meeting of the Board of Directors to be held immediately following the adjournment of the 1998 Meeting and to invite Mr. Igdaloff to attend such meeting and (2) to nominate Mr. Igdaloff for election as a Class B director of the Corporation at the 1999 Meeting. Provided that each of the conditions set forth in clauses (i), (ii), (iii), (iv) and (v) of Section 2(b) of the Stockholders Agreement shall have been satisfied, then each of the undersigned hereby agrees, in his or her capacity as a director of the Corporation, to nominate the 13D Director, if any, for election as a Class A director or a Class B director of the Corporation at the 1999 Meeting.


                        *            *            *

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          This Directors' Agreement may be executed in any number of counterparts (including by telecopy), each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.


------------------------------     ------------------------------
Thomas M. Haythe                   Peter L. Richard



------------------------------     ------------------------------
Clifford W. Stanley                Teri E. Unsworth



------------------------------     ------------------------------
Edward J. Walsh                    George S. Zabrycki